UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

Everest Re Group, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-15731	98-0365432

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wessex House – 2nd Floor 45 Reid Street PO Box HM 845 Hamilton HM DX, Bermuda		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 441-295-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 7, 2005, the Registrant completed an offering of 2,750,000 of its common shares (the “Shares”), consisting of 2,298,000 common shares newly issued by the Registrant and 452,000 issued and outstanding common shares of the Registrant held by the Registrant’s wholly-owned subsidiary Everest Reinsurance Holdings, Inc., pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-130044) under the Securities Act of 1933 (the “Act”), including the Prospectus, as supplemented, filed with the Securities and Exchange Commission on December 5, 2005 pursuant to Rules 424(b)(2) and 424(b)(7) under the Act. Executed copies of the underwriting agreement and the pricing agreement relating to the Shares, as well as an opinion of special Bermuda counsel to the Registrant as to the validity of the Shares, are included as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-130044), filed with the Securities and Exchange Commission by, inter alia, Everest Re Group, Ltd. on December 1, 2005.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated December 1, 2005, among Everest Re Group, Ltd., Everest Reinsurance Holdings, Inc. and Wachovia Capital Markets, LLC.

1.2	Pricing Agreement, dated December 1, 2005, among Everest Re Group, Ltd., Everest Reinsurance Holdings, Inc. and Wachovia Capital Markets, LLC.

5.1	Opinion of Conyers Dill & Pearman, special Bermuda counsel for Everest Re Group, Ltd., as to the validity of the Shares.

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 8, 2005

By:	/s/ Stephen L. Limauro
Name: Title:	Stephen L. Limauro Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement, dated December 1, 2005, among Everest Re Group, Ltd., Everest Reinsurance Holdings, Inc. and Wachovia Capital Markets, LLC.

1.2	Pricing Agreement, dated December 1, 2005, among Everest Re Group, Ltd., Everest Reinsurance Holdings, Inc. and Wachovia Capital Markets, LLC.

5.1	Opinion of Conyers Dill & Pearman, special Bermuda counsel for Everest Re Group, Ltd., as to the validity of the Shares.

23.1	Consent of Conyers Dill & Pearman (included in Exhibit 5.1)